PRESS RELEASE
For Immediate Release

Date:	April 21, 2010
Contact:	Bruce W. Teeters, Sr. Vice President
Phone:	(386) 274-2202
Facsimile:	(386) 274-1223

CONSOLIDATED TOMOKA ANNOUNCES FIRST QUARTER EARNINGS

           DAYTONA BEACH, FLORIDA - Consolidated-Tomoka Land Co. (NYSE Amex–CTO) today reported net income of $77,819 or $.01 basic earnings per share and earnings before depreciation, amortization and deferred taxes (EBDDT) of $769,544 or $.13 per share for the quarter ended March 31, 2010.  The comparable numbers for the first quarter of 2009 were net income of $322,206 or $.06 basic earnings per share and EBDDT of $858,325 or $.15 per share.

           EBDDT is being provided to reflect the impact of the Company’s business strategy of investing in income properties utilizing tax deferred exchanges.  This strategy generates significant amounts of depreciation and deferred taxes.  The Company believes EBDDT is useful, along with net income, to understanding the Company’s operating results.

           William H. McMunn, president and chief executive officer, stated, “Revenues from our portfolio of net lease income properties allowed the Company to generate a small profit for the quarter despite no land sales. During these difficult economic times, the Company continues to focus on strategic land planning and obtaining new entitlements on approximately 5,000 acres of our lands to better position the Company to take advantage of an improving real estate market. The Company is fortunate that we remain in a strong position to ride out the economic storm without the need to sell off valuable land at deeply discounted prices.”

           Consolidated-Tomoka Land Co. is a Florida-based company primarily engaged in converting Company owned agricultural lands into a portfolio of net lease income properties strategically located in the Southeast, through the efficient utilization of 1031 tax-deferred exchanges.  The Company has low long-term debt and currently generates over $9 million annually before tax cash flow from its income property portfolio.  The Company also engages in selective self-development of targeted income properties. The Company’s adopted strategy is designed to provide the financial strength and cash flow to weather difficult real estate cycles.  Visit our website at www.ctlc.com.

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“Safe Harbor”

    Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements.  The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made.  Forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company.  There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

    The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the quarter ended March 31, 2010, and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely.  These risks and uncertainties include, but are not limited to, the strength of the real estate market in the City of Daytona Beach in Volusia County, Florida; the impact of a prolonged recession or further downturn in economic conditions; our ability to successfully execute acquisition or development strategies; any loss of key management personnel; changes in local, regional and national economic conditions affecting the real estate development business and income properties; the impact of environmental and land use regulations; the impact of competitive real estate activity; variability in quarterly results due to the unpredictable timing of land sales; the loss of any major income property tenants; and the availability of capital.  Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company’s Securities and Exchange Commission filings, including, but not limited to, the Company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the Company or the SEC.

    While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.
   Disclosures in this press release regarding the Company’s first quarter financial results are preliminary and are subject to change in connection with the Company’s preparation and filing of its Form 10-Q for the quarter ended March 31, 2010.  The financial information in this release reflects the Company’s preliminary results subject to completion of the quarterly review process.  The final results for the quarter may differ from the preliminary results discussed above due to factors that include, but are not limited to, risks associated with final review of the results and preparation of financial statements.

    This release refers to certain non-GAAP financial measures.  As required by the SEC, the Company has provided a reconciliation of these measures to the most directly comparable GAAP measures with this release.  Non-GAAP measures as the Company has calculated them may not be comparable to similarly titled measures reported by other companies.

EARNINGS NEWS RELEASE

	QUARTER ENDED
	MARCH 31,	MARCH 31,
	2010	2009

REVENUES	$3,705,879	$3,845,927

NET INCOME	$77,819	$322,206

BASIC & DILUTED EARNINGS PER SHARE:
NET INCOME	$0.01	$0.06

RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDDT)

	QUARTER ENDED
	MARCH 31,	MARCH 31,
	2010	2009
NET INCOME	$77,819	$322,206

ADD BACK:

DEPRECIATION & AMORTIZATION	692,903	682,887

DEFERRED TAXES	(1,178)	(146,768)

EARNINGS BEFORE DEPRECIATION, AMORTIZATION
AND DEFERRED TAXES	$769,544	$858,325

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,723,339	5,726,509

BASIC EBDDT PER SHARE	$0.13	$0.15

EBDDT - EARNINGS BEFORE DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES.  EBDDT IS NOT A MEASURE OF OPERATING RESULTS OR CASH FLOWS FROM OPERATING ACTIVITIES AS DEFINED BY U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.  FURTHER, EBDDT IS NOT NECESSARILY INDICATIVE OF CASH AVAILABILITY TO FUND CASH NEEDS AND SHOULD NOT BE CONSIDERED AS AN ALTERNATIVE TO CASH FLOW AS A MEASURE OF LIQUIDITY.  THE COMPANY BELIEVES, HOWEVER,  THAT EBDDT PROVIDES RELEVANT INFORMATION ABOUT OPERATIONS AND IS USEFUL, ALONG WITH  NET INCOME, FOR AN UNDERSTANDING OF THE COMPANY'S OPERATING RESULTS.

EBDDT IS CALCULATED BY ADDING DEPRECIATION, AMORTIZATION AND THE CHANGE IN DEFERRED INCOME TAXES TO NET INCOME AS THEY REPRESENT NON-CASH CHARGES.

CONSOLIDATED BALANCE SHEETS

	MARCH 31,	DECEMBER 31,
	2010	2009
ASSETS	$	$
Cash	213,535	266,669
Investment Securities	5,030,873	4,966,864
Land and Development Costs	25,781,836	26,700,494
Intangible Assets	4,483,357	4,588,649
Other Assets	6,999,158	6,067,023
	$42,508,759	$42,589,699

Property, Plant & Equipment:
Land, Timber and Subsurface Interests	14,269,924	13,960,019
Golf Buildings, Improvements & Equipment	11,817,597	11,798,679
Income Properties Land, Buildings & Improvements	119,802,871	119,800,091
Other Building, Equipment and Land Improvements	$3,262,345	$3,262,345
Total Property, Plant and Equipment	149,152,737	148,821,134
Less, Accumulated Depreciation and Amortization	(15,423,312)	(14,835,701)
Net - Property, Plant and Equipment	$133,729,425	$133,985,433

TOTAL ASSETS	$176,238,184	$176,575,132

LIABILITIES
Accounts Payable	525,992	864,186
Accrued Liabilities	7,267,711	7,385,250
Accrued Stock Based Compensation	1,110,088	1,428,641
Pension Liability	1,512,719	1,377,719
Deferred Income Taxes	34,274,190	34,275,368
Notes Payable	$13,474,016	$13,210,389

TOTAL LIABILITIES	$58,164,716	$58,541,553

SHAREHOLDERS' EQUITY
Common Stock	5,723,587	5,723,268
Additional Paid in Capital	5,142,251	5,131,246
Retained Earnings	108,659,813	108,639,227
Accumulated Other Comprehensive Loss	$(1,452,183)	$(1,460,162)

TOTAL SHAREHOLDERS' EQUITY	$118,073,468	$118,033,579

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$176,238,184	$176,575,132

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